UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

Yellow Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12255	48-0948788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Commerce Street, Suite 1120
Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (913) 696-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YELL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 13, 2022, the employment of James Faught, Chief Accounting Officer of Yellow Corporation (the “Company”), was terminated, effective December 8, 2022 (the “Separation Date”), upon the elimination of the Chief Accounting Officer position.

On January 17, 2023, the Company entered into a Severance Agreement and Release (the “Agreement”) with Mr. Faught, which is to become effective January 24, 2023 (the “Effective Date”) unless previously revoked. Provided that Mr. Faught does not revoke the Agreement, on the Effective Date, Mr. Faught will be entitled to payment of the equivalent of 18 months of his monthly base salary, which will be paid in installments in accordance with the Company’s regularly scheduled pay cycle, subject to appropriate withholdings and deductions. Furthermore, as a result of the separation, any equity-based awards granted to Mr. Faught will be subject to the terms and conditions of the Company’s 2019 Incentive and Equity Award Plan and his equity award agreements.

Pursuant to the Agreement, Mr. Faught agreed to certain restrictive covenants, including, among others, non-solicitation of employees and non-solicitation of customers and accounts, each of which is effective from the Separation Date until 18 months from the Effective Date.

The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Severance Agreement and Release by and between YRC Enterprise Services, Inc. and James Faught, effective as of January 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*

Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YELLOW CORPORATION

Date:	January 23, 2023	By:	/s/ Leah K. Dawson
Leah K. Dawson Executive Vice President, General Counsel and Secretary